UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2015 (April 30, 2015)

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street Suite 2020 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 658-0647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On April 30, 2015, Black Stone Minerals, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, Black Stone Minerals GP, L.L.C. (the “General Partner”), Black Stone Minerals Company, L.P. (“BSMC”), BSMC GP, L.L.C. (“BSMC GP”), and Black Stone Natural Resources, L.L.C. (“BSNR,” together with the Partnership, the General Partner, and BSMC, the “Partnership Parties”) and Barclays Capital Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership (the “Offering”), and purchase by the Underwriters, of 22,500,000 common units representing limited partner interests in the Partnership at a price to the public of $19.00 per common unit. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 3,375,000 common units to cover over-allotments, if any, on the same terms.

The material terms of the Offering are described in the prospectus, dated April 30, 2015 (the “Prospectus”), filed by the Partnership with the United States Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-202875).

The Underwriting Agreement contains customary representations, warranties, and agreements of the Partnership Parties, and customary conditions to closing, obligations of the parties, and termination provisions. The Partnership Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The Offering closed on May 6, 2015. At closing, the Partnership received proceeds from the Offering (after deducting the underwriting discount, structuring fee, and estimated offering expenses) of approximately $400.7 million. The Partnership will use the net proceeds to repay indebtedness outstanding under its credit facility.

As more fully described under the caption “Underwriting” in the Prospectus, the Underwriters and their respective affiliates are full-service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, and other financial and non-financial activities and services. The Underwriters and their affiliates have in the past, and may in the future, perform investment banking, commercial banking, advisory, and other services for the Partnership and its respective affiliates from time to time for which they have received, and may in the future receive, customary fees and expenses. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and Scotia Capital (USA) Inc. are lenders under the Partnership’s revolving credit facility and, accordingly, will receive a portion of the net proceeds from the Offering.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Long-Term Incentive Plan

In connection with the Offering, the Board of Directors (the “Board”) of the General Partner adopted a Long Term Incentive Plan (the “LTIP”) for non-employee directors of the General Partner and certain employees and consultants of the General Partner and the Partnership’s affiliates. The LTIP provides for the grant, from time to time, at the discretion of the Board or a committee thereof, of unit options, unit appreciation rights, restricted units, phantom units, unit awards, distribution equivalent rights, cash awards, and other unit-based awards. Subject to adjustment in the event of certain transactions or changes in capitalization, an aggregate of 15,148,096 units may be delivered pursuant to awards under the LTIP. Units subject to awards that are forfeited, cancelled, exercised, paid, or otherwise terminated without the delivery of units, and units held back to cover the exercise price or tax withholding applicable to an award, are available for delivery pursuant to other awards under the LTIP. Under the LTIP, the maximum aggregate grant date fair value of awards granted to a non-employee director of the General Partner during any calendar year will not exceed $500,000 (or $600,000 in the first year in which an individual becomes a non-employee director). The LTIP will be administered by the Board of the General Partner or a committee thereof.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the LTIP provided above under Item 1.01 is incorporated in this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Black Stone Minerals, L.P.

On May 6, 2015, in connection with the closing of the Offering, the Partnership amended and restated its Limited Partnership Agreement (as amended, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section of the Prospectus entitled “Form of First Amended and Restated Agreement of Limited Partnership Agreement” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 30, 2015, by and among Black Stone Minerals, L.P., Black Stone Minerals GP, L.L.C., Black Stone Minerals Company, L.P., BSMC GP, L.L.C., Black Stone Natural Resources, L.L.C. and several underwriters named therein.

3.1	First Amended and Restated Agreement of Limited Partnership of Black Stone Minerals, L.P., dated May 6, 2015, by and among Black Stone Minerals GP, L.L.C. and Black Stone Minerals Company, L.P.

10.1	Black Stone Minerals, L.P. Long-Term Incentive Plan, dated May 6, 2015, by Black Stone Minerals GP, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS PARTNERS, L.P.

	By:	Black Stone Minerals GP, L.L.C.,
its general partner

Date: May 6, 2015

	By:	/s/ Steve Putman
		Name:	Steve Putman
		Title:	Senior Vice President, General Counsel, and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 30, 2015, by and among Black Stone Minerals, L.P., Black Stone Minerals GP, L.L.C., Black Stone Minerals Company, L.P., BSMC GP, L.L.C., Black Stone Natural Resources, L.L.C. and several underwriters named therein.

3.1	First Amended and Restated Agreement of Limited Partnership of Black Stone Minerals, L.P., dated May 6, 2015, by and among Black Stone Minerals GP, L.L.C. and Black Stone Minerals Company, L.P.

10.1	Black Stone Minerals, L.P. Long-Term Incentive Plan, dated May 6, 2015, by Black Stone Minerals GP, L.L.C.

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